Dreyfus California Tax Exempt Money

      Market Fund

      ANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                            21   Board Members Information

                            23   Officers of the Fund


                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                   Tax Exempt Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus California Tax Exempt Money Market Fund, covering the 12-month period from April 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. These events have contributed to wide price fluctuations for stocks and bonds, and tax-exempt money market yields have declined to levels not seen in decades.

Indeed, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus California Tax Exempt Money Market Fund perform during the period?

For the 12-month period ended March 31, 2002, the fund produced a 1.57% yield. Taking into account the effects of compounding, the fund produced an effective yield of 1.58%.(1)

We attribute the fund's performance to declining interest rates in a generally weakening economy, which caused tax-exempt money market yields to fall to historically low levels.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality money market instruments that provide income exempt from federal and California state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe to be supply-and-demand changes in California's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then current higher yields, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to The
Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

maintain then current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

During the reporting period the Federal Reserve Board (the "Fed") began to take steps to stimulate renewed economic growth, reducing short-term interest rates. The Fed reduced short-term interest rates by 1.50 percentage points during the reporting period. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking an investment alternative for their assets. As a result, total assets invested in tax-exempt money market funds generally rose throughout the reporting period, creating additional downward pressure on yields.

A combination of the California energy crisis and a worsening economy created large budget deficits resulting in several downgrades in the state's credit rating. In this environment, we avoided California's general obligation securities and other credits that did not meet our stringent analytical criteria.

What is the fund's current strategy?

Early in the reporting period, the fund's relatively long weighted average maturity proved advantageous because it enabled us to lock in prevailing higher yields for as long as we deemed practical while short-term interest rates fell. However, when it became clear that the Fed was not likely to reduce interest rates further, we reduced the fund's weighted average maturity by increasing our emphasis on commercial paper with three- to six-month maturities, rather than one-year municipal notes, to enhance our ability to capture higher yields as they become available. Of course, we are prepared to change our strategy and the fund's composition as market conditions develop.

April 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

March 31, 2002



                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.0%                                                                 Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--95.4%

ABAG Finance Authority for Non-Profit Corporations

  Revenue, VRDN (Jewish Community Center Project)

   1.55% (LOC: Allied Irish Bank and Bank of New York)                                        2,000,000  (a)           2,000,000

Adelanto Public Utility Authority, Revenue, VRDN

  (Utility System Project) 1.50%

   (LOC; California State Teachers Retirement)                                                1,085,000  (a)           1,085,000

Alameda County Industrial Development Authority

  Industrial Revenue, VRDN:

      (Intermountain Trading) 1.50% (LOC;
         California State Teachers Retirement)                                                  190,000  (a)             190,000

      (Niles Machine and Tool) 1.55%
         (LOC; Wells Fargo Bank)                                                              1,150,000  (a)           1,150,000

State of California, Revenue, VRDN, Merlots Program

   1.53% (Insured; AMBAC and Liquidity Facility;
   First Union Bank)                                                                          4,000,000  (a)           4,000,000

California Counties Industrial Development Authority

  IDR, VRDN (Allwire Inc. Project)

   1.50% (LOC; California State Teachers Retirement)                                            210,000  (a)             210,000

California Economic Development

  Financing Authority, Industrial Revenue

  VRDN (Joseph Schmidt Project)

   1.55% (LOC; Banque Nationale de Paris)                                                     3,100,000  (a)           3,100,000

California Educational Facility Authority
   College and  University Revenue, VRDN
   (San Francisco Conservatory)
   1.40% (LOC; California State Teachers Retirement)                                          2,800,000  (a)           2,800,000

California Health Facilities Financing Authority

  Revenue, VRDN:

      (Adventist Health System) 1.65%
         (LOC; U.S. Bank NA)                                                                  4,210,000  (a)           4,210,000

      (Catholic Healthcare) 1.65% (Insured; MBIA and

         Liquidity Facility; Morgan Guaranty Trust Co.)                                       7,100,000  (a)           7,100,000

California Housing Finance Agency

  MFHR, VRDN:

    1.35% (Liquidity Facility: California State

         Teachers Retirement and Landesbank

         Hessen-Thuringen Girozentrale)                                                       3,000,000  (a)           3,000,000

      1.35% (Liquidity Facility; Landesbank

         Hessen-Thuringen Girozentrale)                                                       1,800,000  (a)           1,800,000

California Infrastructure and Economic
   Development Bank, IDR, VRDN
   (Lance Camper Manufacturing Corp.)

   1.55% (LOC; Comerica Bank)                                                                 2,920,000  (a)           2,920,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority, VRDN:

  PCR, Refunding (U.S. Borax Inc. Project) 1.45%

      (LOC; First Union National Bank)                                                       10,200,000  (a)          10,200,000

   SWDR:

      (Greenteam of San Jose Project)

         1.60% (LOC; Wells Fargo Bank)                                                        3,000,000  (a)           3,000,000

      (Norcal Waste System Inc. Project)

         1.65% (LOC; Fleet Bank)                                                              2,250,000  (a)           2,250,000

      (Waste Management Inc. Project)

         1.60% (LOC; Chase Manhattan Bank)                                                    5,000,000  (a)           5,000,000

California School Cash Reserve Program Authority

   Revenue 4%, 7/3/2002 (Insured; AMBAC)                                                      5,000,000                5,016,753

California Statewide Communities Development Authority

  VRDN:

    MFHR, Refunding (Sunrise Danville)

         1.55% (LOC; FNMA)                                                                      465,000  (a)             465,000

      Revenues:

         COP (Continuing Care/University Project)

            1.45% (LOC; Bank of Scotland)                                                     1,000,000  (a)           1,000,000

         (Robert Louis Stevenson)

            1.60% (LOC; Allied Irish Bank)                                                    9,250,000  (a)           9,250,000

California Statewide Communities Development

  Corporation, Industrial Revenue, VRDN:

    (Andercraf Products Inc.) 1.50%

         (LOC; California State Teachers Retirement)                                            460,000  (a)             460,000

      (APM Inc. Project) 1.50%

         (LOC; California State Teachers Retirement)                                            300,000  (a)             300,000

      (Carvin Project) 1.50% (LOC; California State

         Teachers Retirement)                                                                   520,000  (a)             520,000

      (DV Industries) 1.50% (LOC; California State

         Teachers Retirement)                                                                 1,095,000  (a)           1,095,000

      (Johanson Project) 1.50% (LOC; California State

         Teachers Retirement)                                                                 1,025,000  (a)           1,025,000

      (Lesaint) 1.55% (LOC; PNC Bank)                                                         2,240,000  (a)           2,240,000

      (Lustre California) 1.55% (LOC; Comerica Bank)                                          3,000,000  (a)           3,000,000

      (Redline Project) 1.50% (LOC; California State

         Teachers Retirement)                                                                   930,000  (a)             930,000

      (W&H Voortman Inc.) 1.50% (LOC;

         California StateTeachers Retirement)                                                   840,000  (a)             840,000

      (Ziemen Manufacturing Co. Project) 1.50%

         (LOC; California State Teachers Retirement)                                            315,000  (a)             315,000

Central Coast Water Authority, Water Revenue

  State Water Project Regional Facilities

   6.50%, 10/1/2002                                                                             400,000  (b)             417,508

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Contra Costa County, GO Notes, TRAN 3%, 10/4/2002                                             1,940,000                1,948,080

Cotati-Rohnert Park Union School District

   GO Notes, Refunding 3.75%, 8/1/2002 (Insured; FSA)                                           100,000                  100,748

East Bay Municipal Utility District, Water System Revenue

   Refunding 6%, 6/1/2002 (Insured; FGIC)                                                       200,000                  201,499

Fullerton Redevelopment Agency, Tax Allocation Revenue

  Refunding (Central Fullerton)

   4.90%, 8/1/2002 (Insured; MBIA)                                                              100,000                  101,131

Kern High School District, GO Notes, Refunding

   5.90%, 8/1/2002 (Insured; MBIA)                                                              150,000                  151,912

City of Los Angeles, VRDN:

  MFHR, Refunding (Moutainback Apartments)

      1.49% (LOC; Banco Santander)                                                            1,840,000  (a)           1,840,000

   Water and Power Revenue

      1.50% (Insured; MBIA and Liquidity Facility;

      J.P. Morgan Chase and Co.)                                                              3,995,000  (a)           3,995,000

Los Angeles Industrial Development Authority

  Empowerment Zone Facilities Revenue, VRDN

  (AAA Packing & Shipping Project) 1.50%

   (LOC; California State Teachers Retirement)                                                3,000,000  (a)           3,000,000

Newport Beach, Revenues, VRDN

   (Hoag Memorial Presbyterian Hospital) 1.45%                                                4,700,000  (a)           4,700,000

Oakland Union School District, GO Notes, TRAN

   3%, 10/24/2002                                                                             6,500,000                6,535,124

Orange County Community Facilities District

  Special Tax Revenue (Aliso Viejo)

   7.35%, 8/15/2002                                                                             100,000  (b)             104,163

Orange County Development Agency

  Tax Allocation Revenue, Refunding

  (Neighborhood Development)

   4%, 9/1/2002 (Insured; MBIA)                                                                 665,000                  671,422

Pasadena, COP, VRDN

  (Rose Bowl Improvements Project)

  1.45% (LOC: Bank of New York and

   California State Teachers Retirement)                                                      1,720,000  (a)           1,720,000

Port of Oakland, Revenue, CP:

  1.25%, 4/8/2002 (LOC: Bank of Nova

      Scotia and Commerzbank)                                                                 3,200,000                3,200,000

   1.70%, 5/23/2002 (LOC: Bank of Nova

      Scotia and Commerzbank)                                                                 8,000,000                8,000,000

Rancho Water District Financing Authority, Revenue

   Refunding 4.50%, 8/1/2002 (Insured; FGIC)                                                    100,000                  100,996


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Riverside-San Bernardino Housing and Finance

  Agency, LR, VRDN:

      1.65%, Series A (Liquidity Facility; Societe Generale)                                  5,500,000  (a)           5,500,000

      1.65%, Series B (Liquidity Facility; Societe Generale)                                  2,000,000  (a)           2,000,000

San Bernardino County Industrial Development Authority
   Industrial Revenue, VRDN (W&H Voortman) 1.50%
   (LOC; California State Teachers Retirement)                                                2,280,000  (a)           2,280,000

San Diego Area Housing and Finance Agency, LR, VRDN:

   1.45%, Series A (Liquidity Facility; Societe Generale)                                     8,555,000  (a)           8,555,000

   1.45%, Series B (Liquidity Facility; Societe Generale)                                     2,465,000  (a)           2,465,000

San Francisco City and County Airport Commission

  International Airport Revenue

   5.60%, 5/1/2002 (Insured; FSA)                                                             2,295,000                2,299,791

San Francisco City and County Finance Corporation, LR

  (Combined Emergency Communications)

   4%, 4/1/2002 (Insured; MBIA)                                                               1,000,000                1,000,000

San Francisco City and County Redevelopment

  Agency, MFHR, Refunding, VRDN (Fillmore Center)

   1.49% (LOC; Credit Suisse Group)                                                           8,000,000  (a)           8,000,000

San Jose Financing Authority, LR, Refunding

   VRDN (Hayes Mansion) 1.35% (Insured; AMBAC
   and Liquidity Facility; Bank of Nova Scotia)                                              10,800,000  (a)          10,800,000

San Juan Unified School District, GO Notes, TRAN

   2.50%, 10/24/2002                                                                          5,000,000                5,009,651

San Luis Obispo County Board of Education

   GO Notes, TRAN 3.50%, 7/2/2002                                                             5,065,000                5,075,561

Santa Barbara County, TRAN 3.25%, 8/1/2002                                                    2,000,000                2,003,879

Santa Clara County-El Camino Hospital District

  Hospital Facilities Authority, LR

  VRDN (Valley Medical Center Project):

      1.50%, Series A (LOC; Bayerische Hypo-Und Vereinsbank)                                    200,000  (a)             200,000

      1.50%, Series B (LOC; Bayerische Hypo-Und Vereinsbank)                                  4,875,000  (a)           4,875,000

Santa Rosa, Wastewater Revenue (Subregional Wastewater
   Project) 6.10%, 9/1/2002 (Insured; FGIC)                                                     175,000                  178,344

Selma Unified School District, GO Notes

   3.65%, 6/1/2002 (Insured; FGIC)                                                              100,000                  100,358

South Coast Local Education Agencies

   TRAN 3.25%, 6/28/2002                                                                      2,000,000                2,002,911

South Poway Community Facilities District Number 1

  GO Notes, Refunding

   (Pomerado) 3.60%, 8/2/2002 (Insured; MBIA)                                                   150,000                  150,789

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------=

CALIFORNIA (CONTINUED)

Stockton Community Facilities District

  Special Tax Revenue, VRDN (Arch Road East)

   1.50% (LOC; Wells Fargo Bank)                                                              3,100,000  (a)           3,100,000

University of California:

  College and University Revenue, Housing System

      5%, 11/1/2002 (Insured; MBIA)                                                             300,000                  306,129

   Revenues, Refunding (UCLA Medical Center)

      4.70%, 12/1/2002 (Insured; MBIA)                                                          300,000                  304,929

University of California Board of Regents

   Revenue, CP 1.30%, 8/8/2002                                                                5,000,000                5,000,000

Upland Community Redevelopment Agency, MFHR

  Refunding, VRDN (Northwoods 156 Project)

   1.50% (LOC; FNMA)                                                                          1,000,000  (a)           1,000,000

Vallejo Unified School District

   GO Notes, TRAN 4%, 7/17/2002                                                               2,200,000                2,208,414

Walnut Improvement Agency Industrial

  Development Authority, IDR, VRDN

  (Fairway Molds Project)

   1.50% (LOC; California State Teachers Retirement)                                            420,000  (a)             420,000

U.S. RELATED--3.6%

Commonwealth of Puerto Rico, Public Improvement

   GO Notes 6.80%, 7/1/2002                                                                   1,000,000  (b)           1,025,044

Commonwealth of Puerto Rico Highway and Transportation

  Authority, Highway Revenue:

      6%, 7/1/2002 (Insured; MBIA)                                                              250,000                  252,835

      6.625%, 7/1/2002                                                                          500,000  (b)             512,906

Guam Government, LOR

   3.25%, 12/1/2002 (Insured; FSA)                                                            2,220,000                2,240,107

Virgin Islands Public Finance Authority

  Revenue, Refunding

  Matching Fund Loan Notes

   7.25%, 10/1/2002                                                                           3,075,000  (b)           3,214,011
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $199,339,995)                                                             99.0%              199,339,995

CASH AND RECEIVABLES (NET)                                                                         1.0%                2,047,254

NET ASSETS                                                                                       100.0%              201,387,249




Summary of Abbreviations

AMBAC               American Municipal Bond
                         Assurance Corporation

COP                 Certificate of Participation

CP                  Commercial Paper

FGIC                Financial Guaranty Insurance
                         Company

FNMA                Federal National Mortgage
                         Association

FSA                 Financal Security Assurance

GO                  General Obligation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LOR                 Limited Obligation Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                         Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

SWDR                Solid Waste Disposal Revenue

TRAN                Tax and Revenue Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1, A2                             83.5

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       11.9

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     4.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           199,339,995   199,339,995

Cash                                                                  1,117,993

Interest receivable                                                   1,065,202

Prepaid expenses and other assets                                        11,566

                                                                    201,534,756
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            91,797

Accrued expenses and other liabilities                                   55,710

                                                                        147,507
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      201,387,249
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     201,410,836

Accumulated net realized gain (loss) on investments                     (23,587)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      201,387,249
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                    201,473,645

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,174,936

EXPENSES:

Management fee--Note 2(a)                                              951,399

Shareholder servicing costs--Note 2(b)                                 125,204

Professional fees                                                       45,689

Trustees' fees and expenses--Note 2(c)                                  34,455

Custodian fees                                                          24,311

Registration fees                                                       22,222

Prospectus and shareholders' reports                                    14,107

Miscellaneous                                                            8,342

TOTAL EXPENSES                                                       1,225,729

INVESTMENT INCOME--NET                                               2,949,207
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 15,631

Net unrealized appreciation (depreciation) on investments               (6,057)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   9,574

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,958,781

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,949,207           5,038,786

Net realized gain (loss) from investments          15,631              22,923

Net unrealized appreciation
   (depreciation) of investments                   (6,057)              6,057

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,958,781           5,067,766
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,949,207)         (5,038,786)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 304,711,068         335,603,801

Dividends reinvested                            1,919,400           3,337,958

Cost of shares redeemed                      (281,842,950)       (325,690,086)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       24,787,518          13,251,673

TOTAL INCREASE (DECREASE) IN NET ASSETS        24,797,092          13,280,653
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           176,590,157          163,309,504

END OF PERIOD                                 201,387,249          176,590,157

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended March 31,
                                                                 ------------------------------------------------------------------

                                                                 2002           2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .016           .029           .024           .026          .029

Distributions:

Dividends from investment income--net                           (.016)         (.029)         (.024)         (.026)        (.029)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.58           2.94           2.43           2.59          2.91
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .64            .65            .68            .66           .69

Ratio of net investment income

   to average net assets                                         1.55           2.89           2.40           2.56          2.88
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         201,387        176,590        163,310        194,220       194,213



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the
" Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earn ings credits of $18,575 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At March 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2002 and March 31, 2001, respectively, were all tax exempt income.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $10,092 of the carryover expires in fiscal 2003, $9,381 expires in fiscal 2004 and $4,114 expires in fiscal 2005.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2002, the fund was charged $73,560 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $37,190 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus California Tax Exempt Money Market
Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of March 31, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Money Market Fund at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 3, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2002 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

David W. Burke (65)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

Hodding Carter III (66)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation

* President and Chairman of MainStreet TV (thru 1998)

* Knight Professor in Journalism at the University of Maryland

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Ehud Houminer (61)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor

* Super Sol Limited, an Israeli supermarket chain

* Principal of Lear, Yavitz and Associates, a management consulting firm

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Richard C. Leone (61)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of the Century Foundation (formerly The Twentieth Century Fund, Inc.) a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Hans C. Mautner (64)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman and Director Simon Property Group, a real estate investment company

* From 1997 to 1998, Chairman, Chief Executive Officer of Corporate Property Investors, which merged into Simon Property Group in September 1998

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Robin A. Pringle (38)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of The National Mentoring Partnership (formerly, The One to One Partnership) a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths.

* President of The Boisi Family Foundation, a private family foundation devoted to youths and higher education located in New York City

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

John E. Zuccotti (64)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

* Vice Chairman of Brookfield Properties Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Applied Graphics Technologies

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 82 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 36 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus California Tax Exempt
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET
Information can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  357AR0302